Amplify ETF Trust
(the “Trust”)

Amplify CrowdBureau® Peer-to-Peer Lending & Crowdfunding ETF

(the “Fund”)

September 22, 2020

Supplement To the Fund’s Prospectus and Statement of Additional Information
Dated March 2, 2020

IMPORTANT NOTICE REGARDING CHANGES IN THE FUND’S NAME AND INVESTMENT POLICY

On September 15, 2020, the Board of Trustees of the Trust approved the following changes to the Fund, which will take effect on or about November 23, 2020 (the “Effective Date”):

1.	The Fund’s name will be changed from “Amplify CrowdBureau® Peer-to-Peer Lending & Crowdfunding ETF” to “Amplify CrowdBureau® Online Lending and Digital Banking ETF”;
2.	The Fund’s current underlying index, the CrowdBureau® Peer-to-Peer Lending and Equity Crowdfunding Index (the “Index”), will be updated to reflect the new name of the Index, the CrowdBureau® P2P Online Lending and Digital Banking Index; and
3.	In connection with the changes to the Index, the Fund’s Principal Investment Strategies will be amended to reflect the revised peer-to-peer securities based crowdfunding and digital lending ecosystem, as well as the updated weightings of the Index.

The Fund’s Principal Investment Strategies, as reflected in the Index, will be updated to include those companies with business operations that fall into one of the following two segments:

Segment 1 Peer-to-Peer Marketplace Lenders and Digital Banking Platforms: Three categories – 85%

•	Peer-to-Peer Marketplace/Online Lenders. Companies that derive at least 50% of their revenue from the operation of loan-based crowdfunding platforms on which individuals and institutions may lend to individuals or businesses seeking loans and other credit-based offerings.
•	U.S. Financial Institutions Offering a Digital Banking Platform. Companies that offer dedicated peer-to-peer lending and/or digital banking in the form of a separate business line or cost unit within a larger financial services franchise. The Index selects ten companies from this category. To be included within this category, the Index begins with all US registered banks. From that universe, the thirty largest banks by assets are selected. From that group, the banks that have a dedicated digital banking platform (as defined by CrowdBureau) are identified. Of these banks, those banks with no branches are included in the Index. Of the remaining banks, those that derive 50% or more of their revenue from digital banking are also included in the Index. If ten banks have not been identified by the previous process, the remaining banks are then compared based on a scoring system which ranks the banks by adding their digital deposits, mobile users and registered digital users. The banks with the highest rankings are selected to complete the group of ten constituents.

•	Social Networking Platforms. Companies operating social network platforms that enable individuals to lend or borrow without a bank serving as intermediary. This includes mobile banking, cash advances, remittances, and/or other forms of credit as part of a commerce ecosystem to support buyers, sellers or other customer groups.

Segment 2 Providers of Technology and Software Solutions: One category – 15%

•	Providers of Technology and Software Solutions. Companies that derive their annual revenues from technologies, software solutions or data analytics intended to evaluate, underwrite, fund, provide financing and payment services that facilitate access to and extension of credit so as to enable and facilitate the operations of peer-to-peer lending and digital banking platforms.

As of each reconstitution, the four categories will represent the following percentages of the Index:

•	Peer-to-Peer Marketplace/Online Lenders — 60%, modified market capitalization weighted;
•	U.S. Financial Institutions Offering a Digital Banking Platform — 20%, fixed weighted with a maximum weight of up to 3%;
•	Social Networking Platforms — 5%; fixed weighted with a maximum weight of 1%; and
•	Providers of Technology and Software Solutions — 15%, modified market capitalization weighted.

After these changes take effect, the Fund will continue to follow its non-fundamental policy to invest not less than 80% of its total assets in securities that comprise the Index. In connection with this change, the Fund may experience increased portfolio turnover, which may cause the Fund to incur additional transaction costs and may cause the Fund to realize capital gains. On the Effective Date, a new prospectus (the “New Prospectus”) will replace the existing prospectus for the Fund. You should refer to the New Prospectus for the Fund for a more complete discussion of the Fund’s investment objective, strategies and risks after the Effective Date. Please note that the New Prospectus reflecting the changes for the Fund is not yet effective and that the information in this supplement may be changed at any time prior to the Effective Date. A Preliminary Prospectus and Statement of Additional Information (“SAI”) have been filed with the Securities and Exchange Commission (“SEC”), which reflects the changes contemplated herein, and is publicly available on the SEC’s website. You may obtain copies of the Fund’s Prospectus and SAI free of charge, upon request, by calling 855-267-3837 or visiting AmplifyETFs.com.

Please Retain This Supplement for Future Reference.